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             EATON VANCE CALIFORNIA LIMITED MATURITY MUNICIPALS FUND
              EATON VANCE FLORIDA LIMITED MATURITY MUNICIPALS FUND
           EATON VANCE MASSACHUSETTS LIMITED MATURITY MUNICIPALS FUND
              EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND
             EATON VANCE NEW JERSEY LIMITED MATURITY MUNICIPALS FUND
              EATON VANCE NEW YORK LIMITED MATURITY MUNICIPALS FUND
                EATON VANCE OHIO LIMITED MATURITY MUNICIPALS FUND
            EATON VANCE PENNSYLVANIA LIMITED MATURITY MUNICIPALS FUND
                 Supplement to Prospectuses dated August 1, 2001

                      EATON VANCE NATIONAL MUNICIPALS FUND
                 Supplement to Prospectus dated February 1, 2002

                     EATON VANCE HIGH YIELD MUNICIPALS FUND
                   Supplement to Prospectus dated June 1, 2002


1. THE FOLLOWING REPLACES THE FOOTNOTE IN THE SALES CHARGE TABLE IN THE SECTION ENTITLED "FRONT END SALES CHARGES":

* No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 18 months of purchase.


2.  THE FOLLOWING IS ADDED AFTER THE SALES CHARGE TABLE:

The principal underwriter will pay an upfront commission of 1.00% to investment dealers on sales of $1 million or more. For Class A share purchases in a single fund in a single transaction totaling $5 million or more, the principal underwriter will pay this 1.00% commission monthly in arrears to investment dealers. The rate will be applied to the amount originally invested minus any redemptions (as calculated at month end) and will be paid ratably over the first 18 months after the investment is made.


3. THE FIRST FULL PARAGRAPH IN THE SECTION ENTITLED "CONTINGENT DEFERRED SALES CHARGES" IS REPLACED IN ITS ENTIRETY BY THE FOLLOWING:

Each Class of shares is subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% CDSC if redeemed within 18 months of purchase. Investors who purchase Class A shares of a single fund purchased in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund. Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Class B shares are subject to the following CDSC schedule:





July 1, 2002                                                       CMHYNAPS2